FIRST AMERICAN FUNDS, INC.

Government Obligations Fund

Institutional Prime Obligations Fund

Retail Prime Obligations Fund

Retail Tax Free Obligations Fund

Treasury Obligations Fund

U.S. Treasury Money Market Fund

(collectively, the “First American Money Market Funds”)

Statement of Additional Information (SAI) Supplement dated June 16, 2023

This information supplements the First American Money Market Funds SAI dated November 15, 2022, as supplemented to date. Please retain this supplement for future reference.

The section on pages 9-10 of the SAI under the heading “Additional Information Concerning Fund Investments—Repurchase Agreements” is replaced by the following:

Repurchase Agreements

Each Fund other than U.S. Treasury Money Market Fund may engage in repurchase agreement transactions as a principal investment strategy. A repurchase agreement transaction involves the purchase by a Fund of securities with the agreement that, after a stated period of time, the original seller (the “counterparty”) will buy back the same securities (“collateral”) at a predetermined price or yield. Under normal market conditions, repurchase agreements permit the Funds to maintain liquidity and earn income over periods of time as short as overnight. Each Fund may enter into repurchase agreement transactions that are collateralized by U.S. government securities, which are deemed to be “collateralized fully,” as defined in Rule 5b-3(c)(1) of the 1940 Act. Transactions that are collateralized fully enable a Fund to look to the collateral, rather than the counterparty, for determining whether its assets are “diversified” for 1940 Act purposes. In addition, for Institutional Prime Obligations Fund and Retail Prime Obligations Fund, collateral may include securities that the Funds are not otherwise permitted to purchase directly, such as investment and non-investment grade corporate bonds, asset- and mortgage-backed securities, collateralized mortgage obligations, agency real estate mortgage investment conduits, and equity securities. Irrespective of the type of collateral underlying a repurchase agreement, a Fund must determine that a repurchase obligation with a particular counterparty involves minimal credit risk to the Fund and otherwise satisfies the credit quality standards applicable to the acquisition of an instrument issued by such counterparty in compliance with Rule 2a-7.

Securities purchased in direct repurchase agreement transactions are held by the custodian bank until the respective agreements mature. The Funds may also invest in tri-party repurchase agreements. Securities purchased in tri-party repurchase agreement transactions are maintained in a segregated account by an unaffiliated third-party custodian bank until the maturity of the repurchase agreement transaction. The market value of the collateral underlying the repurchase agreement transaction will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price under the repurchase agreement transaction (including any accrued interest), the appropriate Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).

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A Fund may engage in repurchase agreement transactions that are novated to the Fixed Income Clearing Corporation (“FICC”). FICC acts as the common counterparty to all repurchase agreement transactions that enter its netting system and guarantees that participants will receive their cash or securities collateral (as applicable) back at the close of the repurchase agreement transaction. While this guarantee is intended to mitigate the counterparty risk and credit risk that exist in the case of a direct repurchase agreement transaction, a Fund is exposed to the risk of delays or losses in the event of a bankruptcy, other default, or non-performance by FICC or the FICC sponsoring member through which the Fund transacts.

Repurchase agreements involve certain risks not associated with direct investments in securities. If the counterparty defaults on its obligation to repurchase as a result of its bankruptcy or otherwise, the purchasing Fund will seek to sell the collateral, which could involve costs or delays. Although collateral will at all times be maintained in an amount at least equal to the repurchase price under the agreement (including accrued interest), a Fund would suffer a loss if the proceeds from the sale of the collateral were less than the agreed-upon repurchase price. As noted above, Institutional Prime Obligations Fund and Retail Prime Obligations Fund may engage in repurchase agreement transactions that are collateralized by securities that the Fund is not otherwise directly permitted to purchase, such as investment grade corporate bonds and equity securities. These collateral securities may be less liquid or more volatile than others or less liquid and more volatile than the securities that the Fund is permitted to purchase directly, thereby increasing the risk that the Fund will be unable to recover fully in the event of a counterparty’s default and potentially resulting in the Fund owning securities that it is not otherwise permitted to purchase. The Adviser will monitor the creditworthiness of the firms with which the Funds enter into repurchase agreement transactions.

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